UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Orhan Dzemaili

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3357

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Report to Stockholders

Annual Report

June 30, 2018

1-3	Portfolio Manager’s Report

4-5	Performance & Statistics

6-8	Schedule of Investments

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13-18	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Tax Information/Stockholder Meeting Results/Changes to the Board of Directors and Fund Officers/Proxy Voting Policies & Procedures

21-22	Privacy Policy

23-24	Dividend Reinvestment and Cash Purchase Plan

25	Board of Directors

26	Fund Officers

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2018 (unaudited)

During the fiscal year from July 1, 2017 to June 30, 2018, the Fund’s benchmark, the MSCI Korea 25/50 Index (Total Return), rose by 3.38%. During the second half of 2017 the Korean market advanced, driven by semiconductor stocks including Samsung Electronics and SK Hynix, on the back of favorable supply-demand dynamics in the memory chip industry. Furthermore, hopes that China would ease some of its retaliation measures in response to Korea’s decision to adopt the THAAD (Terminal High Altitude Area Defense) missile defense system helped support the Korean market towards the end of 2017. However, the Korean market gave up most of these gains in the first half of 2018, first triggered by concerns that accelerated interest rate hikes from U.S. Federal Reserve would lead to lower Korean equity valuation. Later, the Korean market corrected further on worries about a trade war between the U.S. and China.

Since assuming office, President Moon’s policies have proven to be more populist than expected, with the objective of benefitting ordinary people at the expense of big corporates and the wealthy. Two major decisions by the new South Korean government were to accelerate minimum wage hikes, and to reduce the maximum working hours to 52 hours per week. Whilst the goal of the minimum wage policy was to boost the income of working class families and promote employment, this policy had unintended consequences. We have observed a significant increase in unemployment and a widening income gap that may have a negative impact on consumption. In addition, cost pressures from higher wages have been eroding corporate profitability, in our view, especially in the retail sector. There were also heightened activities by the Korea Fair Trade Commission against conglomerates such as Samsung and Hyundai Motor group, adding another layer of uncertainty in the Korean equity market.

On April 27, 2018, President Moon Jae - held a summit meeting with North Korean leader Kim Jong Un, the first such meeting between the two nations since 2007. This was followed by a meeting between Kim and U.S. President Trump on June 12, 2018 in Singapore. These meetings raised expectations for an easing of geopolitical tensions through denuclearization and economic cooperation on the Korean peninsula. Despite the optimism, follow up meetings between the Koreas and the U.S. failed to provide any clarity on the roadmap, while various news reports have questioned North Korea’s willingness to truly give up its nuclear weapons. Against this backdrop we have seen a cool down of the North Korea related media pieces towards the end of the Fund’s fiscal period.

During the first half of 2018, we have also seen several headwinds for South Korea from a macroeconomic perspective, such as rising interest rates in South Korea, a weaker Korean Won against the U.S. Dollar (“USD”), as well as higher crude oil prices. In addition, concerns on trade conflicts initiated by the United States have sparked additional uncertainty in global trade, offsetting potential benefits to Korean exporters from a weaker currency.

06.30.18	The Korea Fund, Inc. Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2018 (unaudited) (continued)

Fund’s Performance

From July 1, 2017 to June 30, 2018, the total return of The Korea Fund, Inc.’s (the “Fund”) Net Asset Value (NAV) was 3.39% (net of fees) in USD terms, broadly in line with the Fund’s benchmark, MSCI Korea 25/50 Index (Total Return), by 3.38%.

Over the reporting period, stock selection in the consumer discretionary and information technology sectors contributed to the Fund’s outperformance. In the consumer discretionary sector, Fund performance was helped by the Fund’s holdings in Fila Korea, a global apparel brand. Fila Korea’s share price appreciated as the company’s successful brand renewal led to a turnaround of its domestic business, while its joint venture with Anta Sports, a leading sportswear company in China also delivered strong growth as well as profitability. In the information technology sector the Fund was helped by holdings in Samsung Electro-Mechanics, a technology component supplier. The shares outperformed as increased demand for multi-layer ceramic capacitors (MLCC) led by growing auto applications, coupled with disciplined supply growth from a limited number of industry players resulted in a favorable balance for the MLCC market.

On the other hand, Fund performance was hurt by the Fund’s underweight position in the health care sector. The share price of health care stocks such as Celltrion, a developer of biosimilar drugs, appreciated dramatically on expectations of strong growth in overseas markets. In addition our overweight position in Samsung SDI, a major supplier of small to large sized batteries, detracted from performance. Despite a solid performance in its battery division, Samsung SDI’s share price fell on disappointing performance of its affiliate Samsung Display, a maker of LCD and OLED panels. This was caused by a decline in LCD panel prices and worse than expected market acceptance for Apple’s iPhone X, which uses Samsung Display’s OLED panels.

Outlook

We believe the Korean government’s populist policies continue to create additional uncertainties for equity investments in the Korean market. The government has recently decided to raise next year’s minimum wage by 10.9%, which is likely to create further cost pressure for corporations. We also note an increase in investigations initiated by the government against major corporations such as Samsung, Hyundai, and banks, leading to increased volatility for their stock prices. The government is also proposing new laws to raise property ownership taxes in order to cool the housing market. Higher property taxes, coupled with increased mortgage financing costs, may help drive a downturn in the housing market and hurt consumer sentiment, in our view.

We continue to hold a cautious view on Korea’s export outlook, which has been clouded by rising trade tensions between the U.S. and other major economies. A decline in global trade

2	The Korea Fund, Inc. Annual Report	06.30.18

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2018 (unaudited) (continued)

could have significant impact on Korea. Certain goods subject to U.S. import tariff may contain components made by Korean companies. Trade disruptions could also affect demand for Korean exports such as ships, steel and chemical products. Meanwhile, we believe a weaker Korean Won against the US dollar may only provide limited help, as other emerging market economies and currencies also weaken.

We believe it is difficult to predict future developments regarding North Korea, given the lack of details and contradicting news regarding follow up meetings with the U.S. We are of the view that if sanctions against North Korea are eased or lifted, the two Koreas may pursue economic cooperation and open up business opportunities for South Korean companies. We believe it may start in the form of infrastructure programs such as roads, railways, ports and power plants, which should benefit construction and building materials companies. However, the South Korean government may need to shoulder a large portion of the capital expenditures, and not be able to offer reasonable margins to the contractors involved. Over the longer term, if North Korea adopts an economic development model similar to China or Vietnam, in our view, South Korean corporations should be in a good position to take advantage of the cheap labor there.

The information contained herein has been obtained from sources believed to be reliable but the investment manager and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

06.30.18	The Korea Fund, Inc. Annual Report	3

The Korea Fund, Inc. Performance & Statistics

June 30, 2018 (unaudited)

Total Return(1)	1 Year	5 Year	10 Year
Market Price	4.41%	7.00%	2.84%
Net Asset Value (“NAV”)	3.39%	6.24%	2.83	%(2)
MSCI Korea 25/50 Index (Total Return)(3)	3.38%	7.26%	4.71%
MSCI Korea Index (Total Return)(3)	3.39%	7.50%	4.88%
MSCI Korea Index (Price Return)(3)	1.74%	6.07%	3.67%
KOSPI(4)	-0.16%	5.05%	2.69%

Premium (Discount) to NAV:

June 30, 2008 to June 30, 2018

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$38.26
NAV(5)	$42.39
Discount to NAV	-9.74%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	21.1%
SK Hynix, Inc.
Manufacturer of memory and non-memory semiconductors	5.6%
LG Household & Health Care Ltd.
Manufacturer of household goods, cosmetics and beverages	4.6%
Samsung Electro-Mechanics Co., Ltd
Manufacturer of electronic components	4.0%
KB Financial Group, Inc.
Financial holding company	3.7%
LG Chem Ltd.
Manufacturer of petrochemical goods and electronic materials	3.5%
Shinhan Financial Group Co., Ltd.
Provider of financial products and services	3.4%
NAVER Corp.
Internet content service operator	3.3%
E-MART, Inc.
Discount store chain operator	3.1%
POSCO
Manufacturer of steel products	3.0%

4	The Korea Fund, Inc. Annual Report	06.30.18

The Korea Fund, Inc. Performance & Statistics

June 30, 2018 (unaudited) (continued)

Notes to Performance & Statistics:

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.
Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. NAV total return for periods that include December 2008 and January 2009 had been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s NAV at the close of business on the Pricing Date. In addition, the Fund adjusted its NAV on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).
(3)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea Index (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) while the MSCI Korea Index (Price Return) returns do not and, unlike Fund returns, do not reflect any fees or expenses. Effective July 1, 2017, the Board approved The MSCI Korea 25/50 Index as the primary benchmark for the Fund.
The MSCI Korea Index 25/50 is designed to measure the performance of the large and mid cap segments of the Korean market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current U.S. Internal Revenue Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The index covers approximately 85% of the free float-adjusted market capitalization in Korea. The returns assume reinvestment of dividends (net of foreign withholding taxes) but do not reflect any fees or expenses. It is not possible to invest directly in an index. Total Return for a period of more than one year represents the average annual return.
(4)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Total return for a period of more than one year represents the average annual return.
(5)	The NAV disclosed in the Fund’s financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

06.30.18	The Korea Fund, Inc. Annual Report	5

The Korea Fund, Inc. Schedule of Investments

June 30, 2018

Shares		Value
COMMON STOCK–98.4%
	Aerospace & Defense–0.5%
32,559	Korea Aerospace Industries Ltd.	$ 1,200,640

	Airlines–1.4%
53,111	Jeju Air Co., Ltd.	1,997,672
51,444	Jin Air Co., Ltd.	1,167,221

		3,164,893

	Auto Components–0.5%
5,748	Hyundai Mobis Co., Ltd.	1,093,274

	Automobiles–2.4%
49,354	Hyundai Motor Co.	5,547,085

	Banks–10.5%
160,770	Hana Financial Group, Inc.	6,173,689
178,192	KB Financial Group, Inc.	8,387,806
199,407	Shinhan Financial Group Co., Ltd.	7,720,665
107,130	Woori Bank	1,562,560

		23,844,720

	Beverages–0.5%
64,719	Hite Jinro Co., Ltd.	1,141,243

	Capital Markets–0.8%
10,670	KIWOOM Securities Co., Ltd. (d)	1,037,921
98,190	Mirae Asset Daewoo Co., Ltd.	750,322

		1,788,243

	Chemicals–4.1%
26,890	LG Chem Ltd.	8,048,399
3,714	Lotte Chemical Corp.	1,157,769

		9,206,168

	Construction & Engineering–0.5%
23,506	Hyundai Engineering & Construction Co., Ltd.	1,214,465

	Electric Utilities–1.0%
82,639	Korea Electric Power Corp.	2,370,277

	Electronic Equipment, Instruments & Components–4.0%
68,037	Samsung Electro-Mechanics Co., Ltd.	9,058,379

	Food & Staples Retailing–5.2%
30,451	E-MART, Inc.	6,949,011
124,212	GS Retail Co., Ltd.	4,901,621

		11,850,632

	Hotels, Restaurants & Leisure–2.4%
43,460	Hana Tour Service, Inc.	3,404,675
80,760	Modetour Network, Inc.	1,969,663

		5,374,338

	Household Durables–1.8%
56,225	LG Electronics, Inc.	4,186,244

	Industrial Conglomerates–2.2%
75,918	LG Corp.	4,908,064

6	The Korea Fund, Inc. Annual Report	06.30.18

The Korea Fund, Inc. Schedule of Investments

June 30, 2018 (continued)

Shares		Value
	Insurance–2.7%
40,804	ING Life Insurance Korea Ltd. (a)	$ 1,531,874
342,719	Korean Reinsurance Co.	3,639,735
9,538	Samsung Life Insurance Co., Ltd.	841,985

		6,013,594

	Internet Software & Services–3.3%
11,071	NAVER Corp.	7,575,936

	IT Services–0.4%
4,627	Samsung SDS Co., Ltd.	830,803

	Life Sciences Tools & Services–1.1%
6,873	Samsung Biologics Co., Ltd. (a)(e)	2,572,519

	Machinery–3.7%
161,041	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (d)(e)	3,893,637
48,774	Hyundai Heavy Industries Co., Ltd. (e)	4,460,379

		8,354,016

	Marine–2.2%
1,165,557	Pan Ocean Co., Ltd. (d)(e)	5,099,425

	Media–1.4%
37,875	Loen Entertainment, Inc.	3,056,947

	Metals & Mining–3.4%
2,550	Korea Zinc Co., Ltd.	883,236
23,284	POSCO	6,870,171

		7,753,407

	Multi-Line Retail–1.1%
6,851	Shinsegae, Inc.	2,463,952

	Oil, Gas & Consumable Fuels–2.1%
11,620	S-Oil Corp.	1,141,106
20,460	SK Innovation Co., Ltd.	3,705,885

		4,846,991

	Personal Products–6.6%
15,730	Amorepacific Corp.	4,553,429
8,402	LG Household & Health Care Ltd.	10,528,310

		15,081,739

	Pharmaceuticals–2.5%
17,465	Celltrion, Inc. (d)(e)	4,744,977
2,229	Hanmi Pharm Co., Ltd.	841,270

		5,586,247

	Semiconductors & Semiconductor Equipment–5.6%
167,014	SK Hynix, Inc.	12,819,863

	Software–0.8%
3,271	NCSoft Corp.	1,088,539
5,527	Netmarble Games Corp. (a)(d)	756,159

		1,844,698

	Technology Hardware, Storage & Peripherals–21.1%
1,145,230	Samsung Electronics Co., Ltd.	47,973,187

06.30.18	The Korea Fund, Inc. Annual Report	7

The Korea Fund, Inc. Schedule of Investments

June 30, 2018 (continued)

Shares		Value
	Textiles, Apparel & Luxury Goods–2.6%
192,740	Fila Korea Ltd.	$ 5,799,177

	Total Common Stock (cost–$158,913,294)	223,621,166

SHORT-TERM INVESTMENTS–4.7%
	Collateral Invested for Securities on Loan (c)–4.7%
10,830,117	BlackRock T-Fund, Institutional Class (cost–$10,830,117)	10,830,117

	Total Investments (cost–$169,743,411) (b)–103.1%	234,451,283
	Liabilities in excess of other assets–(3.1)%	(7,133,359)

	Net Assets–100.0%	$227,317,924

Notes to Schedule of Investments:

(a)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,860,552, representing 2.1% of net assets.
(b)	Securities with an aggregate value of $223,621,166, representing 98.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(c)	Purchased with cash collateral received from securities on loan.
(d)	A portion of securities on loan with an aggregate value of $10,286,923; cash collateral (included in liabilities) of $10,830,117 was received with which the Fund invested in the BlackRock T-Fund Institutional Class.
(e)	Non-income producing.
(f)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/18
Investments in Securities—Assets
Common Stock	—	$223,621,166	—	$223,621,166
Collateral Invested for Securities on Loan	$10,830,117	—	—	10,830,117
Totals	$10,830,117	$223,621,166	—	$234,451,283

At June 30, 2018, securities valued at $3,488,673 were transferred from Level 1 to Level 2. This transfer was the result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at June 30, 2017, which was applied on June 30, 2018.

Securities Lending Transactions Accounted for as Secured Borrowings:

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 days	30 - 90 days	Greater than 90 days	Total
Securities Lending Transactions
Common Stock	$10,830,117	$—	$—	$—	$10,830,117
Gross amount of recognized liabilities for securities lending transactions					$10,830,117

8	The Korea Fund, Inc. Annual Report	06.30.18	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Assets and Liabilities

June 30, 2018

Assets:

Investments, at value, including securities on loan of $10,286,923 (cost–$169,743,411)	$234,451,283

Cash	359,145

Foreign currency, at value (cost–$5,431,396)	5,272,147

Receivable for investments sold	3,328,628

Dividends receivable (net of foreign withholding taxes)	310,797

Securities lending income receivable, including income from invested cash collateral (net of rebates)	38,947

Prepaid expenses	130,951

Total Assets	243,891,898

Liabilities:

Payable for collateral for securities on loan	10,830,117

Payable for investments purchased	5,249,423

Investment management fees payable	147,486

Payable for shares repurchased	46,374

Accrued expenses and other liabilities	300,574

Total Liabilities	16,573,974

Net Assets	$227,317,924

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 5,363,003 shares issued and outstanding)	$53,630

Paid-in-capital in excess of par	137,875,377

Undistributed net investment income	1,727,277

Accumulated net realized gain	23,138,486

Net unrealized appreciation	64,523,154

Net Assets	$227,317,924

Net Asset Value Per Share	$42.39

See accompanying Notes to Financial Statements	06.30.18	The Korea Fund, Inc. Annual Report	9

The Korea Fund, Inc. Statement of Operations

Year ended June 30, 2018

Investment Income:

Dividends (net of foreign withholding taxes of $760,800)	$3,845,177

Securities lending income, including income from invested cash collateral (net of rebates)	210,279

Interest (net of foreign withholding taxes of $558)	3,725

Total Investment Income	4,059,181

Expenses:

Investment management	1,953,581

Directors	347,880

Custodian and accounting agent	152,926

Insurance	124,881

Audit and tax services	97,482

Legal	96,248

Stockholder communications	41,213

Transfer agent	25,451

New York Stock Exchange listing	11,260

Miscellaneous	86,166

Total Expenses	2,937,088

Net Investment Income	1,122,093

Realized and Change in Unrealized Gain (Loss):

Net realized gain on:

Investments	36,187,458

Foreign currency transactions	495,022

Net change in unrealized appreciation/depreciation of:

Investments	(28,628,123)

Foreign currency transactions	(183,360)

Net realized and change in unrealized gain	7,870,997

Net Increase in Net Assets Resulting from Investment Operations	$8,993,090

10	The Korea Fund, Inc. Annual Report	06.30.18	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Changes in Net Assets

	Year ended June 30, 2018	Year ended June 30, 2017

Investment Operations:

Net investment income	$1,122,093	$1,066,635

Net realized gain	36,682,480	36,535,873

Net change in unrealized appreciation/depreciation	(28,811,483)	14,485,921

Net increase in net assets resulting from investment operations	8,993,090	52,088,429

Dividends and Distributions to Stockholders from:

Net investment income	(1,268,827)	(1,882,855)

Net realized gains	(21,348,039)	(347,023)

Total dividends and distributions to stockholders	(22,616,866)	(2,229,878)

Common Stock Transactions:

Cost of shares tendered	—	(28,257,538)

Cost of shares repurchased	(19,034,667)	(17,913,838)

Net decrease in net assets from common stock transactions	(19,034,667)	(46,171,376)

Total increase (decrease) in net assets	(32,658,443)	3,687,175

Net Assets:

Beginning of year	259,976,367	256,289,192

End of year*	$227,317,924	$259,976,367

*Including undistributed (dividends in excess of) net investment income of:	$1,727,277	$(378,490)

Shares Activity:

Shares outstanding, beginning of year	5,822,293	6,987,896

Shares tendered	—	(653,807)

Shares repurchased	(459,290)	(511,796)

Shares outstanding, end of year	5,363,003	5,822,293

See accompanying Notes to Financial Statements	06.30.18	The Korea Fund, Inc. Annual Report	11

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each year:

	Year ended June 30,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$44.65	$36.68		$44.80		$47.33	$38.53
Investment Operations:
Net investment income (loss) (1)	0.20	0.16		0.11		(0.02)	(0.14)
Net realized and change in unrealized gain (loss)	1.13	7.75		(4.11)		(2.84)	8.56
Total from investment operations	1.33	7.91		(4.00)		(2.86)	8.42
Dividends and Distributions to Stockholders from:
Net investment income	(0.23)	(0.28)		—		—	—
Net realized gains	(3.80)	(0.05)		(4.35)		—	—
Total dividends and distributions to stockholders	(4.03)	(0.33)		(4.35)		—	—
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases and tender offer	0.44	0.39		0.23		0.33	0.38
Net asset value, end of year	$42.39	$44.65		$36.68	(3)	$44.80	$47.33
Market price, end of year	$38.26	$40.04		$32.33		$40.57	$42.72
Total Return: (2)
Net asset value	3.39%	22.83%		(8.35	)%(3)	(5.35)%	22.84%
Market price	4.41%	25.09%		(8.75)%		(5.03)%	23.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$227,318	$259,976		$256,289		$329,458	$378,146
Ratio of expenses to average net assets	1.13%	1.18	%(4)	1.20%		1.13%	1.13%
Ratio of net investment income (loss) to average net assets	0.43%	0.40	%(4)	0.28%		(0.05)%	(0.33)%
Portfolio turnover rate	69%	67%		44%		51%	60%

(1)	Calculated on average common shares outstanding during the year.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified year from the value at the end of the year and dividing the remainder by the value of the investment at the beginning of the year and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return on net asset value may reflect adjustments to conform to U.S. GAAP.
(3)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(4)	Inclusive of tender offer expenses of 0.05%.

12	The Korea Fund, Inc. Annual Report	06.30.18	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2018

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Fund’s investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized 200 million shares of common stock with $0.01 par value.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been modified accordingly, as applicable.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors (the “Board”) of the Fund, or persons acting at their discretion pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board may determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

06.30.18	The Korea Fund, Inc. Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2018 (continued)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subject to excise tax based on distributions to stockholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years.

14	The Korea Fund, Inc. Annual Report	06.30.18

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2018 (continued)

1. Organization and Significant Accounting Policies (continued)

As of June 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the NAV (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Strategy and Finance has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the year ended June 30, 2018, the Fund incurred $660,053 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange. Net realized gain on investments on the Statement of Operations is shown net of the transaction taxes incurred by the Fund.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At June 29, 2018, the Korean WON (“~~W~~”)/U.S. dollar (“$”) exchange rate was ~~W~~1,114.50 to U.S. $1.

06.30.18	The Korea Fund, Inc. Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2018 (continued)

1. Organization and Significant Accounting Policies (continued)

(h) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The local emerging market currencies in which the Fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

16	The Korea Fund, Inc. Annual Report	06.30.18

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2018 (continued)

3. Investment Manager

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the year ended June 30, 2018, the Fund paid investment management fees at an effective rate of 0.749% of the Fund’s average daily net assets.

4. Investments in Securities

For the year ended June 30, 2018, purchases and sales of investments, other than short-term securities were $177,539,005 and $219,149,923, respectively.

5. Income Tax Information

For the year ended June 30, 2018, the tax character of the dividends and distributions paid was $1,268,827 from ordinary income and $21,348,039 from long-term capital gains. For the year ended June 30, 2017, the tax character of dividends and distributions paid was $1,882,855 from ordinary income and $347,023 from long-term capital gains.

At June 30, 2018, the Fund had distributable earnings of $1,727,277 from ordinary income and $23,647,086 from long-term capital gains.

In accordance with U.S. Treasury regulations, the Fund elected to defer to the following taxable year realized Post-October short-term capital losses of $479,458 arising after October 31, 2017.

At June 30, 2018, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions and reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes. These adjustments were to increase undistributed net investment income and decrease accumulated net realized gain by $2,252,501. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2018, the cost basis of portfolio securities for federal income tax purposes was $169,772,556. Gross unrealized appreciation was $74,909,362; gross unrealized depreciation was $10,230,635; and net unrealized appreciation was $64,678,727. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

6. Discount Management Program

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common stock outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

For the year ended June 30, 2018, the Fund repurchased 459,290 shares of its common stock on the open market, which represented approximately 8% of the shares outstanding at June 30, 2017 at a total cost, inclusive of commissions (weighted average of $0.023 per share; $0.015 per share at June 30, 2018), of $19,034,667 at a per-share weighted average discount to NAV of 11.12%. For the year ended June 30, 2017, the Fund repurchased 511,796 shares of its common stock on the open market, which represented approximately 7% of the shares outstanding at June 30, 2016 at a total cost, inclusive of commissions ($0.03 per share), of $17,913,838 at a per-share weighted average discount to NAV of 11.85%.

7. Fund Ownership

At June 30, 2018, the City of London Investment Group PLC, Lazard Asset Management LLC, 1607 Capital Partners and the Bill & Melinda Gates Foundation held approximately 37%, 12%, 9% and 6%, respectively, of the Fund’s outstanding shares. Investment activities of these stockholders could have a material impact to the Fund.

8. Tender Offer

On April 18, 2017, the Board announced a tender offer to purchase for cash up to 10% of the Fund’s issued and outstanding common stock, at a price equal to 98% of its NAV per share on the tender offer expiration date. The Fund’s

06.30.18	The Korea Fund, Inc. Annual Report	17

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2018 (continued)

8. Tender Offer (continued)

tender offer, which commenced on April 26, 2017 and expired on May 23, 2017, was oversubscribed. As a result of the tender offer, the Fund purchased 653,807 shares from stockholders which was the maximum number of shares covered by the offer, at a price of $43.22 per share at a total cost of $28,257,538. The accretion to NAV resulting from the tender offer was $0.10 per share.

9. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

18	The Korea Fund, Inc. Annual Report	06.30.18

The Korea Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of The Korea Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Korea Fund, Inc. (the “Fund”) as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2018

We have served as the Fund’s auditor since at least 1995. We have not determined the specific year we began serving as auditor of the Fund.

06.30.18	The Korea Fund, Inc. Annual Report	19

The Korea Fund, Inc. Tax Information/Stockholder Meeting Results/Changes to the Board of Directors and Fund Officers/ Proxy Voting Policies & Procedures (unaudited)

Tax Information:

As required by the Internal Revenue Code, stockholders must be notified regarding certain tax attributes of distributions made by the Fund.

During the fiscal year ended June 30, 2018, the Fund distributed $21,348,039 of long-term (15%) capital gains (or the maximum amount allowable).

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2018, are designated as “qualified dividend income”: 100%.

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the ordinary income dividends paid during the fiscal year ended June 30, 2018, that qualify for the corporate dividend received deduction is 0%.

Foreign Tax Credit. The Fund has elected to pass-through the credit for taxes paid to foreign countries. The per share amounts of gross foreign dividends and foreign tax paid during the fiscal year ended June 30, 2018 is $0.822759 and $0.135900, respectively.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2018.

In January 2019, stockholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2018. The amount that will be reported will be the amount to use on the stockholder’s 2018 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended June 30, 2018. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Stockholder Meeting Results:

The Fund held a meeting of stockholders on October 20, 2017. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Re-election of Christopher B. Brader — Class II to serve until 2019	4,625,826	503,737	61,002

Messrs. Joseph T. Grause, Jr. and Julian Reid, who serve as Class I Directors, and Mr. Richard A. Silver, who serves as a Class III Director, continue to serve as Directors of the Fund.

Changes to the Board of Directors and Fund Officers:

Effective December 11, 2017, Marran H. Ogilvie resigned from the Board of Directors.

Effective April 30, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting Officer of the Fund. Effective May 9, 2018, Orhan Dzemaili was appointed Treasurer, Principal Financial and Accounting Officer of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

20	The Korea Fund, Inc. Annual Report	06.30.18

The Korea Fund, Inc. Privacy Policy (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

Online Enrollment, Account Access and Transactions

When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the

06.30.18	The Korea Fund, Inc. Annual Report	21

The Korea Fund, Inc. Privacy Policy (unaudited) (continued)

practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access—Disclaimer which is incorporated herein by reference and is available on our website.

Cookies and Similar Technologies

Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Use of Social Media Plugins

Our website uses the following Social Media Plugins (“Plugins”):

•	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

•	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

•	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

•	Facebook: https://de-de.facebook.com/about/privacy/

•	Twitter: https://twitter.com/privacy

•	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

22	The Korea Fund, Inc. Annual Report	06.30.18

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common stockholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common stockholders in administering the Plan. Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such cash payments received from participants to purchase Fund shares on the open market on or shortly after the 15th of February and August of each year, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Any voluntary cash payments received more than 30 days prior to the 15th of February or August will be returned by the Plan Agent. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation.

Under the Plan, common stockholders whose shares are registered with the Plan Agent (“registered stockholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the stockholder elects to receive cash. Registered stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan.

For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses.

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees.

In the case of a registered stockholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such stockholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee

06.30.18	The Korea Fund, Inc. Annual Report	23

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered stockholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

24	The Korea Fund, Inc. Annual Report	06.30.18

The Korea Fund, Inc. Board of Directors (unaudited)

Name, Year of Birth, Position(s) Held with the Fund,
Length of Service, Other Trusteeships/
Directorships Held by Director, Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 1633 Broadway, New York, NY 10019.

Julian Reid

Year of Birth: 1944

Director & Chairman of the Board of Directors since: 2005

Director since: 2004

Director of 1 fund in the Fund Complex

Director of The China Fund, Inc. outside of the Fund Complex

Director and Chairman of 3a Funds Group (since 1998); and Director of The China Fund, Inc. (since 2018). Formerly, Director and Chairman of JM Properties Ltd. (from 2012 to 2015); Director of JP Morgan China Region Fund, Inc. (from 1997 to 2017); and Director and Chairman of Prosperity Voskhod Fund Ltd. (from 2006 to 2015).

Christopher B. Brader Year of Birth: 1950 Director since: 2012 Director of 1 fund in the Fund Complex Director of no funds outside of the Fund Complex	Director of Long Investment Management International Limited (since March 2015); Director of LIM Japan Fund (since March 2012); Director of India Capital Management, Ltd. (since July 2016); and Director of India Capital Services, Ltd. (since July 2016), Director of Long Investment Management (Cayman) Limited (Since 2018); and Director of LIM Marketing Services Limited (Since 2018).

Joseph T. Grause, Jr.

Year of Birth: 1952

Director since: 2012

Director of 1 fund in the Fund Complex

Independent Trustee of the Advisors’ Inner Circle,

Advisors’ Inner Circle II, Bishop Street and KP Funds

outside of the Fund Complex

Self Employed Consultant (since January 2012).

Richard A. Silver Year of Birth: 1947 Director since: 2006 Director of 1 fund in the Fund complex Director of The China Fund, Inc. outside the Fund Complex	Director of The China Fund, Inc. (since 2018) Former Manager of Silver Oak Land Trusts I, II, III, IV, V and VII, LLCs (2012-2013).

The Fund holds annual stockholder meetings for the purpose of electing Directors, and Directors are elected for fixed terms. The Board of Directors is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Director’s term of office expires on the date of the third annual meeting following election to office of the Director’s class. Each Director will serve until next elected or his or her earlier death, resignation, retirement or removal or if not re-elected, until his or her successor is elected and has qualified.

06.30.18	The Korea Fund, Inc. Annual Report	25

The Korea Fund, Inc. Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years:

Joseph Quirk Year of Birth: 1968 President & Chief Executive Officer since: 2014	Managing Director and Head of Fund Operations of Allianz Global Investors U.S. Holdings LLC since 2008; Chief Operating Officer of Allianz Global Investors Distributors LLC since 2013; President and Chief Executive Officer of 2 funds.

Orhan Dzemaili Year of Birth: 1974 Treasurer, Principal Financial and Accounting Officer since: 2018	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 65 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Thomas J. Fuccillo Year of Birth: 1968 Secretary & Chief Legal Officer since: 2007	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. and President and Chief Executive Officer of 65 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013	Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2009	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

26	The Korea Fund, Inc. Annual Report	06.30.18

Directors	Officers
Julian Reid Chairman of the Board of Directors	Joseph Quirk President & Chief Executive Officer
Christopher B. Brader Joseph T. Grause, Jr. Richard A. Silver	Orhan Dzemaili Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo Secretary & Chief Legal Officer
Thomas L. Harter Chief Compliance Officer
Richard J. Cochran Assistant Treasurer

Investment Manager/Administrator

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612AR-063018

539514

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Richard A. Silver member of the Board’s Audit and Compliance Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $82,830 in 2017 and $81,263 in 2018.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2017 and $0 in 2018. These services may consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,700 in 2017 and $14,700 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

The Korea Fund, Inc. (the “Fund”)

AUDIT AND COMPLIANCE OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit and Compliance Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2017 Reporting Period was $3,316,577 and the 2018 Reporting Period was $3,268,565.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Christopher B. Brader, Joseph T. Grause, Jr. and Richard Silver.

ITEM 6. INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

THE KOREA FUND, INC. (THE “FUND”)

PROXY VOTING POLICY

1.

It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the entity and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders; including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to the entity with portfolio management responsibility for the Fund.

2.

The Fund delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (“AllianzGI US”). A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix A hereto. Such summary may be revised from time to time to reflect changes to AllianzGI US’s detailed proxy voting policy.

3.

The party voting the proxy (i.e., AllianzGI US) shall vote such proxies in accordance with its proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.	AllianzGI US shall deliver a copy of its proxy voting policy, and any material amendments thereto to the Board of The Korea Fund promptly after the adoption or amendment of such policy.

5.

AllianzGI US shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement, a summary of the detailed proxy voting policy of AllianzGI US, and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Directors, a summary of the detailed proxy voting policy of AllianzGI US shall also be included in the Fund’s Registration Statement or Form N-CSR filings.

Appendix A

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act.

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI US may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI US and its clients have been identified AllianzGI US may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to the following (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1)

As of August 31, 2018, the following individuals have primary responsibility for the day-to-day management of The Korea Fund, Inc. (the “Fund”):

Chris Leung, CFA

Senior Portfolio Manager

Mr. Leung, CFA, is a senior portfolio manager with Allianz Global Investors, which he rejoined in 2014 after previously working with the firm from 2001 to 2006. He is a portfolio manager for the Korea Fund, a country specialist for Korea and has primary responsibility for managing the firm’s Korea strategies. In his previous role, Mr. Leung managed Korean equity mandates and pan-regional strategies, and provided support to the regional portfolio-management team. He has 22 years of investment-industry experience. Mr. Leung previously worked at LAPP Capital, where he specialized in long-short equity investments in Korea and Hong Kong/China. He also previously worked at AXA Investment Managers in Hong Kong as an investment analyst and portfolio manager, managing Korean country funds. Mr. Leung has a B.A.P.S.C. in civil engineering and an M.B.A. from the University of British Columbia in Canada. He is a CFA charterholder.

Raymond Chan, CFA

Chief Investment Officer, Equity Asia Pacific

Mr. Chan, CFA, is a portfolio manager and CIO Equity Asia Pacific with Allianz Global Investors, which he joined in 1998. He is responsible for all AllianzGI investment professionals in Asia (excluding Japan). Mr. Chan has 28 years of investment-industry experience. He was previously an associate director with Barclays Global. Mr. Chan has a B.A. from the University of Durham, UK, and an M.A. from the University of Exeter.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund that was managed by the Portfolio Manager as of June 30, 2018. The advisory fee charged for managing each of the accounts listed below is not based on performance.

As of 30 June 2018.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Chris Leung	KF	0	0	2	29	0	0
Raymond Chan	KF	0	0	4	348	6	3188

In Asia Pacific, Allianz Global Investors broadly categorizes potential conflicts of interest into the following groups: (1) conflicts that may arise from being part of the Allianz Group, each group-company potentially pursuing interests in competition of other group companies; (2) conflicts that may arise among and between the various customers serviced through us and (3) conflicts between the interest of the customers and the interests of the company or its staff.

Policies have been devised and implemented for the potential conflict of interest identified. These form part of the policies and procedures applied on a group-wide basis, as well as in the local code of ethics and applicable standards and procedures. Where there is a risk of conflict of interest in light of the policies and procedures, in the absences of standard protocols, our Compliance team is normally involved to ensure a fair and equitable handling of the issues presented.

Policies and procedures are based on reviews of local and international regulatory requirements as well as on standards of the industry, and seek to achieve best-practice results. Internal processes are regularly reviewed and tested for adequacy and compliance with these policies.

Compliance policies are made available on our intranet site and are communicated to every new employee upon joining, which they have to acknowledge in an initial declaration. Compliance training is provided to all staff members in informational sessions that are mandatory for each staff member on an annual basis. Attendance is recorded.

Chinese-walled business activities are located in physically separate areas. Employees of walled business activities are not permitted to enter business areas other than their own except for legitimate work or company-related purposes, and should not seek to obtain information from a walled area except on a legitimate “need to know” basis.

(a) (3)

The following explains the compensation structure of the individuals that have the primary responsibility for day-to-day portfolio management of the Fund:

Allianz Global Investors acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.

The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Programme Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50% / 50% between the aforementioned LTIPA and a Deferral into Funds programme (DIF), which enables employees to invest in Allianz Global Investors’ investment strategies.

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals will typically be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviours reflect our core values of excellence, passion, integrity and respect.

•

The LTIPA element of the variable compensation, if applicable, cliff vests three years after each (typically annual) award. Its value is directly linked to the operating profit of Allianz Global Investors.

•

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

(a) (4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of June 30, 2018.

The Korea Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Chris Leung	None
Raymond Chan	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2017	34,899	41.24	[1]	34,899	[2]	547,330	[2]
August 1-31, 2017	44,317	39.87	[1]	44,317	[2]	503,013	[2]
September 1-30, 2017	37,970	40.33	[1]	37,970	[2]	465,043	[2]
October 1-31, 2017	36,309	42.24	[1]	36,309	[2]	428,734	[2]
November 1-30, 2017	28,071	43.95	[1]	28,071	[2]	400,663	[2]
December 1-31, 2017	32,974	42.49	[1]	32,974	[2]	367,689	[2]
January 1-31, 2018	37,565	43.16	[1]	37,565	[2]	330,124	[2]
February 1-28, 2018	18,882	41.66	[1]	18,882	[2]	311,242	[2]
March 1-31, 2018	55,066	41.24	[1]	55,066	[2]	256,176	[2]
April 1-30, 2018	79,288	41.11	[1]	79,288	[2]	176,888	[2]
May 1-31, 2018	38,043	41.10	[1]	38,043	[2]	138,845	[2]
June 1-30, 2018	15,906	39.96	[1]	15,906	[2]	122,939	[2]
Totals	459,290			459,290

[1]	Subject to fees of up to $0.03, $0.02, $0.0175 and $0.015 per share repurchased through January 3, 2018, February 28, 2018, May 2, 2018 and June 30, 2018, respectively.
[2]

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common shares outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $245,791

(2)	All fees and/or compensation for securities lending activities and related services: $35,512

(3)	Aggregate fees/compensation: $ 35,512

(4)	Net income from securities lending activities: $ 210,279

(b)

The Fund may lend up to 33 1/3% of the Fund’s total assets via Goldman Sachs Bank USA (“GS Bank USA”) as lending agent to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is invested in the Blackrock T Fund, Institutional Class . Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the custodian or collateral agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between GS Bank USA, as the securities lending agent, and the Fund.

ITEM 13. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Korea Fund, Inc.

By:	/s/ Joseph Quirk
Joseph Quirk President & Chief Executive Officer

Date:	August 31, 2018

By:	/s/ Orhan Dzemaili
Orhan Dzemaili Treasurer, Principal Financial & Accounting Officer

Date:	August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph Quirk
Joseph Quirk President & Chief Executive Officer

Date:	August 31, 2018

By:	/s/ Orhan Dzemaili
Orhan Dzemaili Treasurer, Principal Financial & Accounting Officer

Date:	August 31, 2018